EXHIBIT 32
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CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 I hereby certify that:

     I have reviewed the Quarterly Report of Waste Technology Corp. on Form 10-QSB for the quarter ending July 31, 2004 (the "Report"); and

     To the best of my knowledge, the Report (i) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and (ii) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of Waste Technology Corp. and its subsidiaries during the period covered by this Report.

Dated: September 13, 2004




                                          /S/ William E. Nielsen
                                          ---------------------------
                                          William E. Nielsen
                                          Chief Executive Officer,
                                          Principal Financial and
                                          Accounting Officer and Director